EXPLANATORY NOTE

Attached for filing are exhibits containing interactive data format risk/return summary information, for the db X-trackers Ultra-Short Duration Bond Fund and the db X-trackers Managed Municipal Bond Fund, each a series of DBX ETF Trust.